UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2009

RAFAELLA APPAREL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138342	20-2745750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway

 New York, New York 10018

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 403-0300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of January 28, 2009, Husein Jafferjee is no longer an employee or Chief Operating Officer of Rafaella Apparel Group Inc. (the “Company”).

As of January 28, 2009, Jason Epstein is no longer an employee or Chief Information Officer, Vice President Strategic Planning of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rafaella Apparel Group, Inc.

Date: February 3, 2009	By:	/s/ Chad J. Spooner
Chad J. Spooner Chief Financial Officer